EXHIBIT 24 TO
             FORM S-8 REGISTRATION STATEMENT
                       REGARDING
                  THE CLOROX COMPANY
            1993 DIRECTORS' STOCK OPTION PLAN



                 POWER OF ATTORNEY

Know All Men By These Presents:

  WHEREAS, The Clorox Company, a Delaware corporation
(the "Company"), contemplates filing with the Securities and Exchange Commission (the "Commission") at Washington,
D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto, including post-effective amendments), with respect to up to an additional 1,700,000 shares of the Company's common stock to be purchased pursuant to the Company's Long-Term
Compensation Program.

  WHEREAS, each of the undersigned is an officer or director, or both, of the Company.

  NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Edward A. Cutter his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for each such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do and cause to be done by virtue hereof.

  IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the 16th day of March, 1994.



  /s/ DANIEL BOGGAN, JR.              /s/ JOHN W. COLLINS
  Daniel Boggan, Jr.                  John W. Collins


  /s/ URSULA FAIRCHILD                /s/ JOCHEN KRAUTTER
  Ursula Fairchild                    Jochen Krautter


  /s/ JUERGEN MANCHOT                 /s/ DEAN O. MORTON
  Juergen Manchot                     Dean O. Morton


  /s/ EDWARD L. SCARFF                /s/ LARY R. SCOTT
  Edward L. Scarff                    Lary R. Scott


  /s/ FORREST N. SHUMWAY              /s/ JAMES A. VOHS
  Forrest N. Shumway                  James A. Vohs


  /s/ C. A. WOLFE
  C. A. Wolfe




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